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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2002


                               C-3D Digital, Inc.
             (Exact name of Registrant as specified in its Charter)


             Utah                        01-15043                 76-0279816
-------------------------------         -----------          -------------------
(State or other Jurisdiction of         (Commission           (I.R.S. Employer
Incorporation or Organization)           File No.)           Identification No.)


     10 Universal City Plaza, Suite #1100, Universal City, California, 91608
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number including Area Code: (818) 509-6262


                         Chequemate International, Inc.
                       ---------------------------------
          Former name or former address, if changed since last report.

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ITEM 5. OTHER EVENTS.

On January 17, 2002, C-3D Digital, Inc. (the "Company") (formerly Chequemate International, Inc.) issued a press release announcing that it had executed a definitive agreement with a private investment fund for an equity financing facility. A copy of the press release is attached hereto as Exhibit 99.1.

                                      * * *

On or about January 8, 2002 the Company officially recorded a name change from Chequemate International, Inc. to C-3D Digital, Inc. by filing an "Articles of Amendment" to its "Articles of Incorporation" with the state of Utah, State Registrar. The Company has been operating under the dba C-3D Digital since November 2, 1998.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit 99.1 Press Release issued January 17, 2002.


                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        REGISTRANT:

                                        C3D DIGITAL, INC.


Date: January 25, 2002                  By: /s/ Chandos Mahon
                                           -----------------------------------
                                        Chandos Mahon
                                        Chief Executive Officer


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